Exhibit 99.1
Nauticus Robotics Announces Second Round of Aquanaut Mark 2 Deepwater Qualification Testing
HOUSTON, Sept. 17, 2024 /PRNewswire/ -- Nauticus Robotics, Inc. (NASDAQ: KITT), a leading innovator in autonomous subsea robotics and software, began its second round of qualification testing of its flagship underwater vehicle, Aquanaut Mark 2, in the Gulf of Mexico (GOM). Vehicle 2 will be used for commercial operations going forward. Completion of this testing is intended to certify the vehicle for water depths exceeding 2000 meters.
Nauticus' Autonomous Solutions team is conducting tests off the coast of Louisiana at a decommissioned oil and gas field to certify capabilities under actual conditions expected for commercial work. The vehicle will image subsea structures such as manifolds, trees, and pipelines. This round of testing is a follow-on to the GOM deepwater qualification testing performed earlier this year. Vehicle capabilities undergoing final certification are flyover surveys, leak detection, obstacle avoidance, and close visual inspection.
Nauticus Robotics' CEO, John Gibson, commented, "We are excited to be finalizing the Aquanaut Mark 2. Several revenue-generating projects are scheduled immediately following these tests."
Development and testing of additional Aquanaut Mark 2 capabilities will continue with Vehicle 1, currently undergoing a deepwater electronics upgrade in Houston. Open water testing is expected to begin at Florida Atlantic University (FAU) later this year.
The Aquanaut vehicle leverages Nauticus' proprietary ToolKITT software, a versatile and platform-independent solution previously tested across various subsea vehicle classes. By harnessing the power of ToolKITT and the pioneering design of Aquanaut, Nauticus is spearheading the industry's shift from traditional tethered operations to augmented autonomy. This initiative aims to fully transform subsea operations into autonomous, highly efficient processes.
About Nauticus Robotics
Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company's business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus' approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus' services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure.
Cautionary Language Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Act"), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus' products; estimated operating results and use of cash; and Nauticus' use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words "believes," "estimates," "expects," "projects," "forecasts," "may," "will," "should," "seeks," "plans," "scheduled," "anticipates," "intends," or "continue" or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus' management's current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the "SEC") for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in documents filed from time to time with the SEC, including Nauticus' Annual Report on Form 10-K filed with the SEC on April 10, 2024. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC's website at www.sec.gov.